Exhibit 99.1
MeridianLink Reports Second Quarter 2024 Results
Second quarter revenue of $78.7 million grows 4% year-over-year driven by lending software solutions revenue of $61.6 million, reflecting growth of 11% year-over-year

COSTA MESA, Calif., August 8, 2024 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the second quarter ended June 30, 2024.

“Our second quarter performance highlights the resilience of our business model, continued demand for MeridianLink® One, and our disciplined execution as a leading vertical SaaS company,” said Nicolaas Vlok, chief executive officer of MeridianLink®. “Our lending software solutions continue to perform well in the face of macroeconomic headwinds due to the power of our platform. New and existing customers continue to partner with MeridianLink to execute a digital lending strategy that wins in the market.”

Quarterly Financial Highlights:
•Revenue of $78.7 million, an increase of 4% year-over-year
•Lending software solutions revenue of $61.6 million, an increase of 11% year-over-year
•Operating loss of $(1.1) million, or (1)% of revenue, and non-GAAP operating income of $15.5 million, or 20% of revenue
•Net loss of $(9.7) million, or (12)% of revenue, and adjusted EBITDA of $31.8 million, or 40% of revenue
•Cash flows from operations of $14.4 million, or 18% of revenue, and free cash flow of $12.4 million, or 16% of revenue
•MeridianLink returned $29.9 million to stockholders via 1.6 million of stock repurchases

Business and Operating Highlights:
•MeridianLink named Larry Katz President of the Company and will welcome Elias Olmeta as our new Chief Financial Officer on August 26, 2024. Mr. Katz will continue to serve as Chief Financial Officer until Mr. Olmeta starts. With these leadership changes, we are enhancing our industry expertise and aligning our customer-facing organization to further scale the business.
•New and existing customers chose MeridianLink One to enhance their lending solutions, including a MeridianLink® Consumer customer who adopted MeridianLink® Mortgage, Mortgage Access, and our Debt Optimization solution.
•MeridianLink announced 3Rivers Federal Credit Union’s successful go-live on MeridianLink® Access and Opening, resulting in a significant decrease in loan application times.
•We enhanced our product capabilities through a new integration between MeridianLink® Insight and Collect that provides customers with advanced analytics to run their businesses, including a new payment propensity index.
•To offer our customers innovative AI capabilities, we partnered with Conductiv, a leader in providing missing, permissioned data to meet underwriting guidelines, helping customers achieve up to a 47% increase in approval rates without increasing losses.

Business Outlook
Based on information as of today, August 8, 2024, the Company issues third quarter financial guidance and updates full year 2024 financial guidance as follows:

Third Quarter Fiscal 2024:
•Revenue is expected to be in the range of $78.0 to $81.0
•Adjusted EBITDA is expected to be in the range of $30.0 to $33.0

Full Year 2024:
•Revenue is expected to be in the range of $312.0 to $318.0
•Adjusted EBITDA is expected to be in the range of $123.0 to $128.0

Conference Call Information
MeridianLink will hold a conference call to discuss its second quarter results today, August 8, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (800) 549-8228 from North America toll-free or the International number of (289) 819-1520 with Conference ID 49245. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Thursday, August 15, 2024, by dialing (888) 660-6264 from North America or the International number of (289) 819-1325 with Playback Passcode 49245.

MeridianLink uses its investor relations website (https://ir.meridianlink.com), press releases, SEC filings, public conference calls and webcasts, blog posts on its website, as well as its social media channels, such as its LinkedIn page (www.linkedin.com/company/meridianlink), X (formerly Twitter) feed (@meridianlink), and Facebook page (www.facebook.com/MeridianLink/), as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Information contained on or accessible through the websites is not incorporated by reference into this release, and links for these websites are inactive textual references only.

For More Information:

Press Contact
Sydney Wishnow
(508) 808-9060
meridianlinkPR@clyde.us

Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) empowers financial institutions and consumer reporting agencies to drive efficient growth. MeridianLink’s cloud-based digital lending, account opening, background screening, and data verification software solutions leverage shared intelligence from a unified data platform, MeridianLink® One, to enable customers of all sizes to identify growth opportunities, effectively scale up, and support compliance efforts, all while powering an enhanced experience for staff and consumers alike.

For more than 25 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities. Learn more at www.meridianlink.com.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, and sponsor and third-party acquisition-related costs.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, and the effect of income taxes, including the partial valuation allowance, on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period or include the impact from the partial deferred tax asset valuation allowance, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, restructuring related costs, expenses related to debt modification, charges in connection with litigation unrelated to our core business, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our secondary offering, expenses related to debt modification, expenses related to debt modification, charges in connection with litigation unrelated to our core business, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic and market conditions, our strategic initiatives, our leadership transition and plans, our stock repurchase programs, including the execution and amount of repurchases, the status of litigation matters, including expected or contemplated settlements, associated timing, and estimated fees and expenses, our ability to retain and attract customers and product partners, the benefit to us and our customers of integrations with our product partners, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of
	June 30, 2024	December 31, 2023

Assets
Current assets:
Cash and cash equivalents	$93,009	$80,441
Accounts receivable, net	35,924	32,412
Prepaid expenses and other current assets	11,323	11,574
Total current assets	140,256	124,427
Property and equipment, net	2,664	3,337
Right of use assets, net	806	1,140
Intangible assets, net	226,525	251,060
Goodwill	610,063	610,063
Other assets	6,622	6,224
Total assets	$986,936	$996,251

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,035	$4,405
Accrued liabilities	30,608	30,673
Deferred revenue	28,337	17,224
Current portion of debt, net of debt issuance costs	3,768	3,542
Total current liabilities	68,748	55,844
Debt, net of debt issuance costs	467,073	420,004
Deferred tax liabilities, net	10,928	10,823
Long-term deferred revenue	261	792
Other long-term liabilities	390	541
Total liabilities	$547,400	$488,004
Commitments and contingencies
Stockholders’ Equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at June 30, 2024 and December 31, 2023	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 75,773,928 and 78,447,701 shares issued and outstanding at June 30, 2024 and December 31, 2023, respectively	126	129
Additional paid-in capital	675,191	654,634
Accumulated deficit	(235,781)	(146,516)
Total stockholders’ equity	439,536	508,247
Total liabilities and stockholders’ equity	$986,936	$996,251

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues, net	$78,676	$75,415	$156,492	$152,550
Cost of revenues:
Subscription and services	23,373	23,984	44,717	47,485
Amortization of developed technology	4,803	4,510	9,532	8,964
Total cost of revenues	28,176	28,494	54,249	56,449
Gross profit	50,500	46,921	102,243	96,101
Operating expenses:
General and administrative	29,237	24,409	54,416	46,964
Research and development	9,905	11,754	19,390	25,566
Sales and marketing	11,467	8,558	22,003	16,771
Restructuring related costs	988	717	4,179	3,621
Total operating expenses	51,597	45,438	99,988	92,922
Operating (loss) income	(1,097)	1,483	2,255	3,179
Other (income) expense, net:
Interest and other income	(1,636)	(784)	(2,592)	(1,254)
Interest expense	9,797	9,316	19,379	18,347
Total other expense, net	8,161	8,532	16,787	17,093
Loss before income taxes	(9,258)	(7,049)	(14,532)	(13,914)
Provision for (benefit from) income taxes	412	(1,819)	444	(3,018)
Net loss	$(9,670)	$(5,230)	$(14,976)	$(10,896)

Net loss per share:
Basic	$(0.13)	$(0.06)	$(0.19)	$(0.13)
Diluted	$(0.13)	$(0.06)	$(0.19)	$(0.13)
Weighted average common stock outstanding:
Basic	76,527,803	80,911,113	76,923,824	80,786,427
Diluted	76,527,803	80,911,113	76,923,824	80,786,427

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Subscription fees	$65,946	$63,770	$131,858	$130,175
Professional services	9,559	9,002	18,569	17,437
Other	3,171	2,643	6,065	4,938
Total	$78,676	$75,415	$156,492	$152,550

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Lending software solutions	$61,644	$55,778	$122,547	$113,779
Data verification software solutions	17,032	19,637	33,945	38,771
Total	$78,676	$75,415	$156,492	$152,550
% Growth attributable to:
Lending software solutions	8%		6%
Data verification software	(4)%		(3)%
Total % growth	4%		3%
___________

Percent Revenue Related to the Mortgage Loan Market
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Lending software solutions	10%	13%	11%	12%
Data verification software	55%	61%	56%	61%
Total % revenue related to mortgage loan market	20%	26%	20%	25%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(14,976)	$(10,896)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	29,096	28,955
Provision for expected credit losses	561	441
Amortization of debt issuance costs	464	669
Share-based compensation expense	20,429	13,893
Deferred income taxes	105	(4,192)
Loss on disposal of property and equipment	6	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(4,073)	(2,640)
Prepaid expenses and other assets	(197)	(2,395)
Accounts payable	1,675	2,955
Accrued liabilities	(277)	(1,663)
Deferred revenue	10,581	9,058
Net cash provided by operating activities	43,394	34,185
Cash flows from investing activities:
Capitalized software additions	(3,684)	(4,562)
Purchases of property and equipment	(152)	(305)
Return of escrow deposit	—	30,000
Acquisition, net of cash acquired – Beanstalk Networks LLC	—	326
Net cash (used in) provided by investing activities	(3,836)	25,459
Cash flows from financing activities:
Repurchases of common stock	(73,788)	(5,145)
Proceeds from exercise of stock options	722	1,025
Proceeds from employee stock purchase plan	944	793
Taxes paid related to net share settlement of restricted stock units	(1,676)	(1,050)
Principal payments of debt	(2,278)	(2,175)
Payments of deferred offering costs	(74)	—
Proceeds from debt	50,000	—
Payments of debt issuance costs	(840)	—
Net cash used in financing activities	(26,990)	(6,552)
Net increase in cash and cash equivalents	12,568	53,092
Cash and cash equivalents, beginning of period	80,441	55,780
Cash and cash equivalents, end of period	$93,009	$108,872

Supplemental disclosures of cash flow information:
Cash paid for interest	$18,893	$17,955
Cash paid for income taxes	433	2,577
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	1,676	—
Excise taxes payable included in repurchases of common stock	505	—
Share-based compensation expense included in capitalized software additions	138	136
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	—	245
Purchases of property and equipment included in accounts payable and accrued liabilities	—	3
Vesting of restricted stock awards and restricted stock units	1	5

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating (loss) income	$(1,097)	$1,483	$2,255	$3,179
Add: Share-based compensation expense	12,500	9,367	20,436	14,556
Add: Employer payroll taxes on employee stock transactions	508	322	930	448
Add: Expenses associated with public offering	308	—	1,698	—
Add: Litigation-related charges	1,864	—	1,864	—
Add: Expenses related to debt modification	473	—	473	—
Add: Restructuring related costs(2)	988	717	4,179	3,621
Non-GAAP operating income	$15,544	$11,889	$31,835	$21,804
Operating margin	(1)%	2%	1%	2%
Non-GAAP operating margin	20%	16%	20%	14%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(9,670)	$(5,230)	$(14,976)	$(10,896)
Add: Share-based compensation expense	12,500	9,367	20,436	14,556
Add: Employer payroll taxes on employee stock transactions	508	322	930	448
Add: Expenses associated with public offering	308	—	1,698	—
Add: Litigation-related charges	1,864	—	1,864	—
Add: Expenses related to debt modification	473	—	473	—
Add: Restructuring related costs(2)	988	717	4,179	3,621
Subtract: Income tax effect on non-GAAP items	(3,994)	(2,497)	(7,099)	(4,470)
Non-GAAP net income	$2,977	$2,679	$7,505	$3,259
Non-GAAP basic net income per share	$0.04	$0.03	$0.10	$0.04
Non-GAAP diluted net income per share	$0.04	$0.03	$0.09	$0.04
Weighted average shares used to compute Non-GAAP basic net income per share	76,527,803	80,911,113	76,923,824	80,786,427
Weighted average shares used to compute Non-GAAP diluted net income per share	79,291,173	83,487,132	80,020,336	82,994,599
Net loss margin	(12)%	(7)%	(10)%	(7)%
Non-GAAP net income margin	4%	4%	5%	2%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss	$(9,670)	$(5,230)	$(14,976)	$(10,896)
Interest expense	9,797	9,316	19,379	18,347
Taxes	412	(1,819)	444	(3,018)
Depreciation and amortization	14,573	14,424	29,096	28,955
Share-based compensation expense	12,500	9,367	20,436	14,556
Employer payroll taxes on employee stock transactions	508	322	930	448
Expenses associated with public offering	308	—	1,698	—
Litigation-related charges(1)	1,864	—	1,864	—
Expenses related to debt modification	473	—	473	—
Restructuring related costs(2)	988	717	4,179	3,621
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	—	19	—	39
Adjusted EBITDA	$31,753	$27,116	$63,523	$52,052
Net loss margin	(12)%	(7)%	(10)%	(7)%
Adjusted EBITDA margin	40%	36%	41%	34%
(1) Litigation-related charges pertains to litigation settlements and related legal fees. During the three months ended June 30, 2024, $1.5 million relates to estimated settlements of class action lawsuits and $0.4 million relates to third-party legal fees directly related to the settlements.
(2) Restructuring related costs for the three months ended June 30, 2024 and 2023 are inclusive of net acceleration (forfeitures) of share-based compensation associated with restructuring in the amount of $0.1 million and ($0.4 million), respectively, and for the six months ended June 30, 2024 and 2023 $0.0 million and ($0.7 million), respectively.

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cost of revenue	$28,176	$28,494	$54,249	$56,449
Less: Share-based compensation expense	1,363	1,157	2,145	2,009
Less: Employer payroll taxes on employee stock transactions	97	88	144	109
Less: Amortization of developed technology	4,803	4,510	9,532	8,964
Non-GAAP cost of revenue	$21,913	$22,739	$42,428	$45,367
Cost of revenue as a % of revenue	36%	38%	35%	37%
Non-GAAP cost of revenue as a % of revenue	28%	30%	27%	30%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
General and administrative	$29,237	$24,409	$54,416	$46,964
Less: Share-based compensation expense	6,792	5,231	11,185	7,494
Less: Employer payroll taxes on employee stock transactions	206	107	343	158
Less: Expenses associated with public offering	308	—	1,698	—
Less: Litigation-related charges	1,864	—	1,864	—
Less: Expenses related to debt modification	473	—	473	—
Less: Depreciation expense	363	495	739	990
Less: Amortization of intangibles	9,407	9,419	18,825	19,001
Non-GAAP general & administrative	$9,824	$9,157	$19,289	$19,321
General and administrative as a % of revenue	37%	32%	35%	31%
Non-GAAP general and administrative as a % of revenue	12%	12%	12%	13%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Research and development	$9,905	$11,754	$19,390	$25,566
Less: Share-based compensation expense	2,531	1,875	4,033	3,658
Less: Employer payroll taxes on employee stock transactions	125	97	246	125
Non-GAAP research and development	$7,249	$9,782	$15,111	$21,783
Research and development as a % of revenue	13%	16%	12%	17%
Non-GAAP research and development as a % of revenue	9%	13%	10%	14%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Sales and marketing	$11,467	$8,558	$22,003	$16,771
Less: Share-based compensation expense	1,814	1,104	3,073	1,395
Less: Employer payroll taxes on employee stock transactions	80	30	197	56
Non-GAAP sales and marketing	$9,573	$7,424	$18,733	$15,320
Sales and marketing as a % of revenue	15%	11%	14%	11%
Non-GAAP sales and marketing as a % of revenue	12%	10%	12%	10%

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net cash provided by operating activities	$14,356	$6,104	$43,394	$34,185
Less: Capitalized software	1,847	2,638	3,684	4,562
Less: Capital expenditures	60	171	152	305
Free cash flow	$12,449	$3,295	$39,558	$29,318
Net cash provided by operating actives as a % of revenue	18%	8%	28%	22%
Free cash flow as a % of revenue	16%	4%	25%	19%